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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-7058) of Logitech International S.A. of our report dated April 24, 2000, except as to Note 3 which is as of July 5, 2000 appearing on page F-2 of this Annual Report on Form 20-F.



/s/ PricewaterhouseCoopers SA

Lausanne, Switzerland
July 17, 2000